Exhibit 99.2 Rocket Lab USA, Inc SOLAERO Holdings, INC. acquisition investor presentation December 13, 2021 rocketlabusa.com

DISCLAIMER AND FORWARD LOOKING STATEMENTS Forward Looking Statements This presentation may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our expectations related to the SolAero acquisition, its timetable for completion (if at all), its expected benefits and financial performance and synergies with our business, and other expectations with respect to our, strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, are forward-looking statements. Words such as, but not limited to, “anticipate,” “aim,” “believe,” “contemplate,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “suggest,” “strategy,” “target,” “will,” “would,” and similar expressions or phrases, or the negative of those expressions or phrases, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond Rocket Lab’s control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by the forward-looking statements contained in this presentation, including risks that the SolAero acquisition may not be consummated on the timetable that we expect or at all, that its financial and operating performance may not meet our expectations, or that we may not realize the benefits of the proposed acquisition or be able to successfully integrate into our business without substantial additional costs or in a manner that negatively impacts our business or operating results; risks related to the global COVID-19 pandemic, including risks related to government restrictions and lock-downs in New Zealand and other countries in which we operate that could delay or suspend our operations; delays and disruptions in expansion efforts; our dependence on a limited number of customers; the harsh and unpredictable environment of space in which our products operate which could adversely affect our launch vehicle and spacecraft; increased congestion from the proliferation of low Earth orbit constellations which could materially increase the risk of potential collision with space debris or another spacecraft and limit or impair our launch flexibility and/or access to our own orbital slots; increased competition in our industry due in part to rapid technological development and decreasing costs, technological change in our industry which we may not be able to keep up with or which may render our services uncompetitive; average selling price trends; failure of our satellites to operate as intended either due to our error in design in production or through no fault of our own; launch schedule disruptions; supply chain disruptions; product delays or failures; design and engineering flaws; launch failures; natural disasters and epidemics or pandemics; changes in governmental regulations, including with respect to trade and export restrictions, or in the status of our regulatory approvals or applications, or other events that force us to cancel or reschedule launches, including customer contractual rescheduling and termination rights; and the other risks detailed under the heading “Risk Factors” contained in our prospectus dated October 7, 2021 related to our Registration Statement on Form S-1 (File No. 333-259757), which was filed with the Securities and Exchange Commission (the SEC ) pursuant to Rule 424(b) on October 7, 2021, as well as other reports and information we file with the SEC from time to time. These forward-looking statements are based on Rocket Lab’s current plans, expectations and beliefs concerning future developments and their potential effects. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, there can be no assurance that the future developments affecting Rocket Lab will be those that we have anticipated and we may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. You should read this presentation with the understanding that our actual results may be materially different from the plans, intentions and expectations disclosed in the forward-looking statements we make. All forward-looking statements are qualified in their entirety by this cautionary statement. The forward-looking statements contained in this presentation are made as of the date of this presentation, and we do not assume any obligation to update any forward- looking statements, whether as a result of new information, future events or otherwise except as required by applicable law. Use of Prospective and Non-GAAP Financial Measures This presentation contains certain prospective financial information and our expectations related to the financial impact of the SolAero acquisition. Such information is based on our current expectations, and actual results may be materially different from these expectations. See Forward Looking Statements above. To supplement our financial information presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including Adjusted EBITDA, non-GAAP gross margin, non- GAAP operating expenses, non-GAAP income from operations, non-GAAP research and development expenses, non-GAAP selling, general and administrative expense, non-GAAP interest and other income, and non-GAAP income (loss) from operations. These supplemental measures exclude the effects of (i) stock-based compensation expense; (ii) amortization of purchased intangible assets; (iii) other non-recurring interest and other income (expenses), net attributable to acquisitions and (iv) non-cash income tax benefits and expenses. We also supplement our unaudited historical statements and forward-looking guidance with the measure of adjusted EBITDA, where adjustments to EBITDA include share based compensation, warrant expense related to customers and partners, foreign exchange gains or losses, and other non-recurring gains or losses. These non-GAAP measures are not in accordance with and do not serve as an alternative for GAAP. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. These non-GAAP measures should only be viewed in conjunction with corresponding GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance. Non-GAAP financial measures are not in accordance with and do not serve as an alternative for the presentation of our GAAP financial results. We provide this information to enable investors to perform more meaningful comparisons of our operating results in a manner similar to management's analysis of our business. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. These non-GAAP measures should only be viewed in conjunction with corresponding GAAP measures. We have not provided a reconciliation for forward-looking non-GAAP financial measures because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock based compensation and its related tax effects.

TODAY’S PRESENTERS Peter Beck Adam Spice Founder, Chief Executive Officer, Chief Engineer Chief Financial Officer

Agenda 1 Platform Strategy and SolAero Overview 2 Acquisition Rationale 3 SolAero Customers and Markets 4 Financial Profile and Impact 5 Sell-Side Q&A

Frontier-S APL Licensed Radio Star Trackers Platform Separation Systems strategy Building an end- to-end space Software company at scale Rocket Lab is building a complete space mission offering that spans spacecraft manufacture, satellite subsystems, flight software, ground operations, and launch The acquisitions of Sinclair Interplanetary, Advanced Solutions Inc Reaction Wheels (ASI), Planetary Systems Corporation (PSC), and SolAero, combined with our organically developed solutions, will enable Rocket Lab to offer the most efficient and optimized spacecraft solutions in the industry 1 Space Solar Power For the space market to grow to its forecast $1.4T by 2030 spacecraft manufacturing has to scale. Rocket Lab has the proven track record to deliver this 1 Wall Street Research

ACQUISITION RATIONALE

STRENGTHENS ROCKET LAB'S POSITION AS AN END-TO-END SPACE COMPANY

+ Solar technology is a foundational building block and differentiator in spacecraft design
+ SolAero brings significant revenue scale by supplying one of the highest value components in the spacecraft
+ SolAero brings both extensive on-orbit heritage and deep commercial, civil and government customer relationships
+ Rocket Lab has a proven ability to scale businesses. We have the team, facilities, and resources to make space solar tech available at scale globally



NASA PARKER SOLAR PROBE FT. SOLAERO TECHNOLOGY
FLORIDA



SOLAR CELL PRODUCTION
ALBUQUERQUE, NM



NASA MARS INSIGHT LANDER FT. SOLAERO TECHNOLOGY
FLORIDA

SolAero TECHNOLOGIES

- **Vertically** integrated premier supplier of space solar power products and precision aerospace structures for the global aerospace market
- **Unique** capability of providing high efficiency solar cells, solar cell assemblies (CICs) and integrating its CICs onto solar panels
- **Supplier** to the U.S. government, civil space, and commercial prime contractors worldwide

GLOBAL LEADER IN SPACE SOLAR PRODUCTS

1000+
Satellites in orbit powered by SolAero products

600+
Low Earth Orbit missions launched + 100+ geostationary missions

425
Team members

15
Interplanetary and Lunar missions launched

23
Years serving the global aerospace market

100%
Mission success rate to date

Space solar cells Space solar cics Among the Highest Efficiency Solar cell Space Solar Optoelectronics Panels technology in the world Structural Panel Components Substrates solaero customers & Markets D ef en se, intelligence, and national security Civil space, science, and exploration Commercial Operators

Parker Solar Probe LADEE APL Kaguya Messenger Solaero has powered over 1000 satellites ON ORBIT OVER THE PAST 20 YEARS DAWN MAVEN Hayabusa-2 MSL Inter-Planetary InSight

Committed Management Team Strong industry Experience Brad Clevenger Jeff Lassiter Navid Fatemi Jerry Winton Pravin Patel President & CEO EVP & CFO Sr. VP Business Development VP Operations VP & Chief Engineer Joined in 2001 Joined in 2015 Joined in 1998 Joined in 2006 Joined in 2006 24 years’ experience 20 years’ experience 32 years’ experience 22 years’ experience 16 years’ experience Prior Experience: Prior Experience: Prior Experience: Prior Experience: Prior Experience: K EY EM P L OY M EN T S TAT S 4 2 5 22% 83 5. 5 Total Employees Bachelor’s Degree & Above Technical employees Years avg. tenure

World’s largest space solar cell production line 154,696 ft/sq. of production facilities in Albuquerque, New Mexico Highly automated 50,000 ft/sq. of Class 1000 semiconductor fab cleanroom Solar cell production capacity of >500 KW per year for space missions

FINANCIAL IMPACT

- $80M all-cash transaction to acquire all shares of Solaero, with expected deal close in the first quarter of 2022
- Expect approximately $20M per quarter of run-rate revenue from SolAero after completion of the acquisition, with capacity for growth within existing production envelope
  - Opportunity to bring end-to-end mission solutions benefits to active constellation proposals to drive meaningful near-term revenue growth
  - Shared view of pipeline opportunities, with backlog of $153 million as of 11/30/21 across a range of government and commercial programs
  - Expanded strategic spacecraft BOM portfolio drives up constellation PWIN
- Expect increased capacity utilization and incremental production CAPEX to enable targeted space solar solutions gross margins of approximately 30% for this acquired business in coming years
- Manufacturing, R&D, and administrative resources shared across many common customer platforms expected to allow for optimization across the business with targeted Adjusted EBITDA margins of approximately 20% for this acquired business in coming years

NEAR DOUBLING OF REVENUE RUN-RATE DELIVERING SCALE

OPPORTUNITIES TO DEPLOY ACCRETIVE EFFICIENCY IMPROVING CAPEX

A COMBINED SCALED TEAM OF OVER 1,100